                                                                      PROSPECTUS

                                                       Bryce Capital Growth Fund
                                                        Bryce Capital Value Fund
                                            each a series of Bryce Capital Funds

SEPTEMBER 14, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

This Prospectus outlines information you should know before purchasing shares of the Bryce Capital Growth Fund or the Bryce Capital Value Fund, each a series of Bryce Capital Funds. You should read and retain this Prospectus for future reference.

RISK/RETURN SUMMARY.............................................................     1

PERFORMANCE.....................................................................     2

FEES AND EXPENSES...............................................................     3

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS.............................     4

INVESTMENT ADVISER..............................................................     8

NET ASSET VALUE.................................................................     9

HOW TO PURCHASE SHARES..........................................................    10

FEDERAL TAX CONSIDERATIONS......................................................    18

DISTRIBUTION OF SHARES..........................................................    19

SHAREHOLDER PRIVACY NOTICE......................................................    20

                               RISK/RETURN SUMMARY

Bryce Capital Funds, a Delaware statutory trust (the "Trust"), is registered with the U.S. Securities and Exchange Commission as an open-end management investment company that currently has two diversified series which offer a broad range of equity style investment opportunities for investors. The two series are Bryce Capital Growth Fund (the "Growth Fund") and Bryce Capital Value Fund (the "Value Fund"). Collectively, the Growth Fund and Value Fund shall be referred to herein as the "Funds."

BRYCE CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE

The Growth Fund's investment objective is capital appreciation, which is a non-fundamental policy that may be changed by the Trust's Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund seeks to achieve its investment objective by investing at least 80% of its net assets in a diversified portfolio of equity securities of U.S. and foreign issuers that Bryce Capital Management, LLC, the investment manager of the Funds ("Bryce Capital"), believes offer above average growth and which meet the Growth Fund's valuation and quality standards. For the purposes of the Growth Fund, equity securities include common stock and securities convertible into common stock. Bryce Capital will apply a "bottoms up," growth-oriented approach, focusing on the market price of an issuer's equity securities relative to Bryce Capital's evaluation of that issuer's future earnings stream and cash flow potential.

PRINCIPAL INVESTMENTS

The Growth Fund will focus on the equity securities of large and mid-cap U.S. issuers, but can invest its assets without regard to market capitalization, and may invest up to 50% of its net assets in the equity securities of foreign issuers whose securities trade on a U.S. securities exchange or in the over the counter market.

PRINCIPAL RISKS

The Growth Fund is an equity fund whose primary risk is that the rate of growth of its portfolio securities is not at a rate that is suitable to the Growth Fund's investment objective, as determined by Bryce Capital. The market value of the Growth Fund's portfolio securities could also decrease if the stock market goes down. If the value of the Growth Fund's portfolio decreases, then the Fund's net asset value will also decline.

The return on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock market. Growth stocks may be particularly susceptive to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors. In addition, the Growth Fund is also susceptible to management risk, which is the risk that Bryce Capital's investment techniques and decisions will not produce the intended result.

The Growth Fund is also susceptible to the risks associated with the size of the issuers in which the Growth Fund invests. The Growth Fund will focus its investments in the securities of large and mid-cap issuers, but can invest without regard to market capitalization. Market capitalization, which is the total market value of an issuer's outstanding stock, is often used to classify issuers based on size. Securities of smaller issuers tend to be subject to more abrupt and erratic price movements than securities of larger issuers, in part because they may have limited product lines, markets or financial resources. To the extent that the Growth Fund invests in foreign securities, the Fund will be subject to several risks associated with these types of securities, which include, but are not limited to, currency risk (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability or the movement of assets), different trading practices, less government supervision and less publicly available information.

BRYCE CAPITAL VALUE FUND

INVESTMENT OBJECTIVE

The Value Fund's investment objective is capital appreciation, which is a non-fundamental policy that may be changed by the Trust's Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets in an equally weighted portfolio of the common stock of approximately 50 issuers that have been identified by Bryce Capital as being undervalued. Bryce Capital will generally consider those common stocks listed in the Wilshire 5000 Index for inclusion in the Value Fund's investment portfolio, but may invest in the common stock of issuers that are not listed in the Wilshire 5000 Index. In selecting portfolio securities, Bryce Capital will look for those issuers whose stock prices are below what Bryce Capital considers to be the fair market value using both a qualitative analysis and a quantitative analysis. Bryce Capital will purchase stocks of these undervalued issuers and hold them until either their stock price reflects the anticipated fair market value or until the fundamental and technical outlook for the common stock changes.

PRINCIPAL INVESTMENTS

The Value Fund will invest in common stocks of U.S. issuers that are included in the Wilshire 5000 Index without regard to market capitalization and may invest up to 50% of its net assets in the common stock of foreign issuers whose securities are traded on U.S. securities exchanges or in the over the counter market.

PRINCIPAL RISKS

Because the Value Fund invests primarily in common stock, the Value Fund is subject to the risks associated with stock investments, and the Value Fund's share price therefore may fluctuate substantially. The Value Fund's share price will be affected by changes in the stock markets generally, and factors specific to an issuer or an industry will affect the prices of particular stocks held by the Value Fund (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against an issuer, or changes in governmental regulation affecting an industry).

A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock markets. In addition, the Value Fund is also susceptible to management risk, which is the risk that Bryce Capital's investment techniques and decisions will not produce the intended result.

Because the Value Fund may invest in the common stock of issuers without regard to market capitalization, it is susceptible to the risks associated with market capitalization. To the extent that the Value Fund invests in foreign securities, the Value Fund will be subject to several risks associated with these types of securities, which include, but are not limited to, currency risk (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability or the movement of assets), different trading practices, less government supervision and less publicly available information.

                                   PERFORMANCE

Because each Fund has less than one calendar year of operating history, there is no performance information at this time.

                                FEES AND EXPENSES

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of a Fund.

Shareholder fees are those paid directly from your investment and may include sales loads or redemption fees. Each Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of a Fund.

Annual fund operating expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

                                                                                      GROWTH FUND    VALUE FUND
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOU INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)               None          None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                           None          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions                 None          None
Redemption Fee on Shares Held Less Then 5 Days (as a % of amount redeemed) (1)               2%            2%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                           1.00%         1.00%
Distribution and Service (12b-1) Fees                                                     0.25%(2)      0.25%(2)
Other Expenses (3)                                                                        0.79%         0.79%

Total Annual Fund Operating Expenses(4)                                                   2.04%         2.04%
Fee Waiver and/or Expense Limitation(4)                                                   0.79%         0.79%
Net Expenses (2)(5)                                                                       1.25%         1.25%

------------
(1) The Trust is required by law to assess a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 5 business days after you purchase them. If this fee were imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of short-term trading activities.

(2) Total Annual Fund Operating Expenses includes the Distribution and Service (12b-1) Fees, approved by the Board of Trustees on June 28, 2004, which will not be implemented until a later date as determined at the sole discretion of the Board of Trustees.

(3) These expenses, which include custodian, administration, transfer agency, shareholder servicing and other customary fund expenses are based on estimated amounts for the Fund's current fiscal year. However, Other Expenses do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. In addition, you may be charged a $10.00 fee for wire redemptions and will be assessed fees for outgoing wire transfers and returned checks.

(4) Total Annual Fund Operating Expenses factor in the Distribution and Service (12b-1) Fee of 0.25%. However, such Fee is not currently being implemented. While the Distribution and Service (12b-1) Fee is not being implemented, the Total Annual Fund Operating Expenses will be 1.71% and the Fee Waiver would be 0.46%.

(5) Bryce Capital has agreed contractually to waive a portion of its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, at least until June 30, 2005, such that the Total Annual Fund Operating Expenses do not exceed 1.25% of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No Reimbursement Amount will be paid to Bryce Capital unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interest of a Fund and its shareholders.

EXAMPLE The following examples are intended to help you compare the cost of investing in shares of each Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               GROWTH FUND       VALUE FUND
1 YEAR            $127              $127
3 YEAR            $563              $563

You would pay the following expenses if you did not redeem your shares:

               GROWTH FUND       VALUE FUND
1 YEAR            $127              $127
3 YEAR            $563              $563

                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS

BRYCE CAPITAL GROWTH FUND

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund will invest at least 80% of its net assets in a diversified portfolio of the equity securities of domestic issuers and those foreign issuers whose securities are traded on a U.S. securities exchange or in the over the counter market. The Growth Fund will not invest more than 50% of its net assets in the equity securities of foreign issuers. For the purposes of the Growth Fund, equity securities include common stock and convertible debt securities. Equity investments are driven by earnings growth and consistency, financial strength, market position and management. Bryce Capital seeks out issuers that they believe will grow faster than the overall market and stocks that offer good potential to the Growth Fund's shareholders. When choosing equity securities for the Growth Fund, Bryce Capital will apply a "bottoms up," growth-oriented approach, focusing on the market price of an issuer's securities relative to Bryce Capital's evaluation of the issuer's long-term earnings and cash flow potential. Bryce Capital also considers an issuer's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Bryce Capital invests the Growth Fund's net assets in issuers, which it believes has above average growth potential. Growth may be measured by factors such as earnings or revenue. Issuers that have high growth potential tend to have higher than average price/earnings ratios. Bryce Capital seeks to find equity securities that have both above average growth characteristics and attractive valuations as measured by price/earnings ratios and price/cash flow ratios. Issuers with strong growth potential often have new products, technologies, distribution channels, markets or other opportunities, or have a strong market or industry position. These investments are often called "growth" stocks.

In buying and selling equity securities for the Growth Fund, Bryce Capital relies on its "fundamental" analysis of the issuer and the issuer's potential for appreciation in light of its current financial condition, its industry position and the context of current and forecasted economic and market conditions. Bryce Capital considers the issuer's growth potential, earnings estimates and management. The Growth Fund attempts to purchase the equity securities of these sought after growth stocks and hold them until their stock price has increased to, or is higher than, a level that Bryce Capital believes more accurately reflects the deemed growth potential of the issuer. This strategy is no guarantee against loss of capital.

An equity security represents a proportionate share of ownership of an issuer; its value is based on the success of the issuer's business, any income paid to shareholders, the value of its assets, and general market conditions. The Growth Fund reserves the right to invest in foreign securities including those represented by American Depositary Receipts (ADR's). ADR's are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. ADR's are traded on U.S. stock exchanges and represent ownership of common stock in non-U.S. issuers.

BRYCE CAPITAL VALUE FUND

PRINCIPAL INVESTMENT STRATEGY

The Value Fund uses a value investment strategy that looks for common stocks trading at less than a specific future multiple of annual earnings per share. Bryce Capital will generally consider those common stocks listed in the Wilshire 5000 Index for inclusion in the Value

Fund's investment portfolio, but may invest in the common stock of issuers that are not listed in the Wilshire 5000 Index. Issuers may be undervalued for a number of reasons including market declines, poor economic conditions, actual or anticipated bad news regarding the market, industry or the issuer. In addition to utilizing a number of proprietary tools to identify stocks considered under-valued in the marketplace, Bryce Capital also uses fundamental or qualitative analysis to further screen potential investment ideas. Stocks that meet the quantitative model's selection criteria, are then further reviewed by Bryce Capital considering factors such as the technical buying and selling patterns of the stock, the year over year top and bottom line growth rates, the anticipated future earnings per share growth rates, the historical price/earnings ratio ranges, the forward year price/earnings ratio, the number of successful earnings per share beats of consensus estimates, whether the consensus earnings estimates are rising or falling as well as other variables related to actual or anticipated industry product growth or issuer, industry or market based events. Only stocks that meet both the quantitative and qualitative criteria will be added to the investment portfolio.

Bryce Capital actively manages the Value Fund to continually update the portfolio, to include those stocks with the highest appreciation potential. As a result, Bryce Capital actively adjusts portfolio composition in an effort to eliminate poor performing common stocks in favor of common stocks more likely to achieve their potential.

The Value Fund will invest in the common stock of large, medium and small capitalization issuers. The Value Fund may utilize index options, exchange traded index funds (ETFs) such as SPDRs, or other instruments from time to time as a surrogate for direct investments in certain common stocks.

The Value Fund will equally weigh, at the time of purchase, the portfolio among the common stock of approximately 50 issuers that Bryce Capital believes hold the greatest potential to achieve the issuers fair market value. Accordingly, the Value Fund's portfolio will be expected to be broadly diversified, with not more than 2% (at cost) of the Value Fund's net assets, measured at the time of investment, invested in any single issuer. The portfolio will be frequently rebalanced, and any position that exceeds 3% of the Value Fund's net assets, based on current market value, will likely be reduced.

PRINCIPAL RISKS

In addition to the risks set forth in the Risk/Return Summary, the Funds are subject to the following principal risks:

GROWTH STOCK RISK (APPLIES ONLY TO THE GROWTH FUND)

The return on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock market. Growth stocks may be particularly susceptive to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

MANAGEMENT RISK (APPLIES TO BOTH FUNDS)

Each Fund is subject to management risk because it is an actively managed investment portfolio. Bryce Capital will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there is no guarantee that its decisions will produce the intended results.

STOCK MARKET VOLATILITY (APPLIES TO BOTH FUNDS)

Mutual Funds that focus their investment strategies on common stock are generally subject to stock market risks and significant fluctuations in value. If the stock market declines in value, each Fund is likely to decline in value and you could lose money.

FOREIGN SECURITIES (APPLIES TO BOTH FUNDS)

Investing in foreign securities directly or through ADR's typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. issuers with significant foreign operations. These risks can increase the potential for losses in each Fund and affect share price. Additional risks associated with investing in foreign securities include currency risk, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

DIRECTIONAL NATURE OF STRATEGY (APPLIES TO BOTH FUNDS)

Each Fund uses directional, "long only" investment strategies and as such returns will be substantially dependent upon price appreciation in the portfolio investments selected. Since each Fund will be broadly diversified, each will be exposed to a broad variety of market risks, including issuer and event risks, broad market movements, general investor sentiment and economic and political developments. Such risks will not be hedged, either by short selling or other techniques employed to limit losses or generate profits in declining markets. Although at times each Fund may be invested in cash or cash equivalents, at many times it may be expected that the portfolios will be fully invested on a long basis in securities and therefore will be at risk to the market.

QUANTITATIVE RISK (APPLIES TO THE VALUE FUND)

Elements of Bryce Capital's selection process utilize a variety of market data, such as trending analysis and overall earnings perceptions, in evaluating stocks. Such data is, in general, intended to identify securities with broad-based market interest and is based upon the assumption that such market strength will continue and result in future price appreciation, at least over some identifiable period of time. As with other predominantly quantitative, market-driven trading systems, such historical analysis may indicate probabilities of price movements or relationships which are not necessary or inevitable or which may not necessarily recur in the future in a manner which will support a profitable trading strategy. Future market conditions may or may not be sufficiently similar to that of prior markets to render such a methodology effective. Stock prices in the future may reflect factors and considerations not present in prior markets. Moreover, although the Value Fund intends to monitor stocks closely, a variety of relatively sudden events, including corporate announcements, earnings disappointments, product delays or problems, or developments as to competitors, can affect prices and change overall momentum relatively quickly. Accordingly, market volatility can adversely affect the Value Fund's performance. In general, with a quantitative investment approach, individual positions may move against the overall portfolio, due to new information or factors not considered or duly weighted in the original system.

VALUE STRATEGY RISK (APPLIES TO THE VALUE FUND)

The Value Fund's investment strategy identifies common stocks, which are undervalued or overvalued by the market, based upon a variety of data, including projected earnings estimates. Each common stock is subjected to a qualifying price/earnings ratio test. "Value" investing assumes, in general, that markets may be inefficient and therefore may incorrectly value, or "misprice," certain securities. The success of such strategy is dependent upon the validity of such assumption, the eventual recognition by the market of such mispricing and the reflection of the same in future stock price movement. However, if such values are in fact reflected in current stock prices, or the market fails or delays in recognizing such pricing disparities, the anticipated favorable price movement may not occur or be delayed in a manner which impairs profitability.

LIMITS AND EFFECTS OF DIVERSIFICATION (APPLIES TO THE VALUE FUND)

As described herein, the Value Fund's objective is intended to generate a broadly diversified portfolio without regard to market capitalization, with no more than 2% (at cost) of the Value Fund's net assets, measured at the time of purchase, invested in a particular issuer. Although broad diversification can reduce the level of exposure to loss with respect to a single issuer, it can also have the effect of increasing investment exposure and correlation to overall market direction and other risks affecting the equity markets generally. Broad diversification can also have the effect of diluting positive returns attributable to a limited number of securities within the Value Fund.

GENERAL INVESTMENT RISK (APPLIES TO BOTH FUNDS)

On account of the factors described above, among others, an investment in either Fund should not be regarded as a complete investment program. As with any investment strategy, there can be no assurance of any given level of either Fund's investment return or that either Fund's investment objective will in fact be realized. There can be no assurance that use of the investment strategies will necessarily result in profitability or that either Fund will not incur losses.

TEMPORARY DEFENSIVE POSITIONS (APPLIES TO BOTH FUNDS)

To respond to adverse market, economic, political or other conditions, each Fund may invest up to 100% of its net assets in a temporary defensive manner by holding cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. Each Fund may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, each Fund may be unable to achieve its investment objective.

HIGH PORTFOLIO TURNOVER

For the fiscal year ending June 30, 2005, the portfolio turnover rate for the Growth Fund is expected to be between 50% and 100%, and the portfolio turnover rate for the Value Fund is expected to exceed 100%. You should be aware that either Fund may exceed these portfolio turnover ratios in any given year. Higher portfolio turnover activity typically results in higher brokerage costs to a Fund. In addition, higher portfolio turnover rates may result in higher rates of net realized capital gains to a Fund, which may increase the taxable gains incurred by shareholders.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

More detailed information about the Funds, their policies and risks can be found in the Statement of Additional Information ("SAI").

                               INVESTMENT ADVISER

Bryce Capital Management, LLC, having offices located at 2 Thornell Road, Pittsford, NY 14534 ("Bryce Capital") is each Fund's investment adviser. Bryce Capital was formed in 1999 by Messrs. Edmond Sheidlower and Dennis Lohouse to provide discretionary investment management services to individuals and institutions. As of January 21, 2004, Bryce Capital managed approximately $85 million in client assets.

Each Fund's portfolio management team will consist of :

Edmond D. Sheidlower, CMFC - Principal and Portfolio Manager. In 1999, Mr. Sheidlower co-founded Bryce Capital. Mr. Sheidlower is a graduate of Hobart College in Geneva, NY and holds a Bachelor of Arts degree in Economics. Mr. Sheidlower has earned the Chartered Mutual Fund Counselor designation. Mr. Sheidlower is in his 17th year in the investment management business.

Dennis E. Lohouse, CFA - Principal and Portfolio Manager. In 1999, Mr. Lohouse co-founded Bryce Capital. Mr. Lohouse is a graduate of the William E. Simon School at the University of Rochester and holds a Masters of Business Administration in Finance and Accounting, as well as a Masters of Science in Economics and a Bachelor of Arts in Psychology from the State University of New York at Buffalo. Mr. Lohouse has earned the Chartered Financial Analyst designation. Mr. Lohouse is in his 19th year in the investment management business.

The tables below indicate Bryce Capital's historical performance of client accounts managed according to the same investment objective and substantially similar investment strategies and policies to those to be employed in managing the Funds. This past performance is provided to illustrate the past performance of Bryce Capital in managing client accounts in a substantially similar manner as the Funds but does not represent the performance of either Fund. Past performance is no guarantee of future results. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of either Fund, or the return an individual investor might achieve by investing in a Fund.

Each Fund's results may be lower than the composite performance figures shown because of, among other things, differences in fees and expenses. Each Fund's results may also be lower because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of

1940 or the Internal Revenue Code which, if applicable, could have adversely affected the performance of the client accounts.

The composites for each Fund is made up of fully discretionary client accounts, including those accounts no longer with Bryce Capital. Closed accounts are included in the composite during the period they were managed and are not removed from the historical return. Returns are stated net of fees and include the reinvestment of all income.

               PRIVATE GROWTH EQUITY PERFORMANCE - NET OF FEES (1)

                                         BRYCE         S&P 500
Time Period
Full Year 2003                          36.37%          28.70%
Last 12 Months                          43.97%          35.13%
Three Year Annualized                    2.10%           0.61%
Annualized Since Inception (4/15/99)    -0.82%          -1.58%

               PRIVATE VALUE EQUITY PERFORMANCE - NET OF FEES (1)

                                         BRYCE         S&P 500
Time Period
Full Year 2003                          33.87%          28.70%
Last 12 Months                          44.31%          35.13%
Three Year Annualized                    2.57%           1.16%
Annualized Since Inception (6/21/99)     0.81%          -1.10%

---------------
(1) Bryce Capital is a registered investment advisor specializing in growth equity investments and quantitative value investments. In its growth style Bryce Capital utilizes a top-down and bottom-up investment process in order to find companies with the best growth potential within the fastest growing sectors. The value composite strategy employs a series of models used to measure sector and stock cash flows, momentum and earnings. The composite listed above represents all discretionary accounts in the respective asset allocation or style. Returns are calculated in U.S. dollars. Bryce Capital has been Level I Verified for the period April 2, 1999 to December 31, 2003. Bryce Capital claims compliance with the AIMR Performance Presentation Standards (AIMR-PPS(R)), the U.S. and Canadian version of GIPS(R). AIMR has not been involved with or reviewed Bryce Capital's claim of compliance.

Under an investment advisory agreement entered into with the Trust, on behalf of each Fund, Bryce Capital manages each Fund's assets. Bryce Capital must adhere to the stated investment objective and policies of each Fund, and is subject to the control and supervision of the Trust's Board of Trustees. Bryce Capital furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of each Fund.

Each Fund pays Bryce Capital a fee, payable monthly in arrears, for managing the Fund's net assets equal to 1% per annum of a Fund's average daily net assets.

Bryce Capital has contractually agreed to waive a portion of its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, at least until June 30, 2005, such that the total annual fund operating expenses, for both Funds, do not exceed 1.25% of average daily net assets, whether or not the 12b-1 Plan is in effect, subject to possible recoupment from a Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.

                                 NET ASSET VALUE

The price at which you purchase and sell a Fund's shares is called the Fund's net asset value ("NAV") per share. A Fund calculates NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. Each Fund calculates its NAV once daily as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days when a Fund is open for business. These are generally the same days that the NYSE is open for trading. Each Fund does not calculate NAV on days the NYSE is closed (including national holidays and Good Friday). The price of the shares you purchase or redeem will be the next NAV calculated after your order is received by each Fund's transfer agent, or other financial intermediary with the authority to take orders on each Fund's behalf.

The value of each Fund's assets is based on the current market value of its investments. For securities with readily available market quotations, each Fund uses those quotations to price a security. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If a security does not have a readily available market quotation, each Fund values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Trust's Board of Trustees. The Board of Trustees has established fair value pricing procedures. Each Fund may use pricing services to assist in the determination of market value.

Foreign securities may trade during hours and on days that the NYSE is closed and when each Fund's NAV is not calculated. Although each Fund's NAV may be affected, you will not be able to purchase or redeem shares on these days.

ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAM

The USA Patriot Act requires financial institutions, including the Trust, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new application form, you will be required to supply the Trust with information, such as taxpayer identification number, that will assist the Trust in verifying your identity. As required by law, the Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-US person that does not have an identification number, we require alternative government issued documentation certifying the existence of the person, business or enterprise.

                             HOW TO PURCHASE SHARES

TYPES OF ACCOUNT OWNERSHIP

You may buy shares of a Fund at the Fund's NAV next determined after you place your order. If you are making an initial investment in a Fund, you will need to open an account. You may establish the following types of accounts: Individual or Joint Ownership, Custodial, Trust, Corporation, Partnerships or Other Legal Entities.

      - Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's signature guarantee for any transaction requiring a signature guarantee.

      - Custodial Accounts. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

      - Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

      - Business Accounts. Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

TAX-DEFERRED ACCOUNTS

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans also may be tax deductible. The types of tax-deferred accounts that may be opened are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

      - Investing for Your Retirement. If you are eligible, you may set up your account under an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan. Your financial consultant can help you determine if you are eligible. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying spouse.

      - Traditional and Roth IRAs. Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits.

      - Simplified Employee Pension Plan (SEP). This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

      - Profit Sharing or Money Purchase Pension Plan. These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

      - Section 403(b)(7) Plan. Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

      - Coverdell Education Savings Account. This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age
            18. Distributions are generally subject to income tax if not used for qualified education expenses.

MINIMUM INVESTMENTS

The initial minimum investment amount for all accounts (including tax deferred accounts) is $2,500. The minimum subsequent investment is $100. A small account fee of $25 will be charged for all accounts that have balances less than $2,500.

INITIAL SUBSCRIPTION PERIOD

For a period of 30 days following the effective date of the Prospectus, shares of each Fund may be purchased in exchange for securities, which are permissible investments of the respective Fund, subject to Bryce Capital's determination that the securities are acceptable. Securities accepted in exchange will be valued in accordance with the valuation procedures as set forth herein in the section entitled "Net Asset Value." In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and must have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange, LLC or the NYSE, or on the basis of prices provided by a pricing service. Each Fund and Bryce Capital reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of each Fund's shares through such an exchange.

TIMING OF REQUESTS

Your price per share will be the NAV next computed after each Fund or its agents receive your request in good order (as defined below). All requests received in good order before 4:00 p.m. Eastern Time or the closing of the NYSE, whichever occurs earlier (the "cut off time"), will be executed at the NAV computed on that same day. Requests received after the cut off time (except for requests made in accordance with existing laws on behalf of certain retirement accounts and other omnibus accounts), will receive the next business day's NAV. Each Fund will not allow, with its knowledge, with the exceptions noted in the previous sentence, illegal "late trading" of its shares. Although each Fund will use its best efforts to prevent illegal "late trading" of its shares, there can be no assurance that it will always be successful.

RECEIPT OF ORDERS

Shares may only be purchased on days that a Fund is open for business. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund does not permit market timing, a trading strategy in which mutual fund shares are bought and sold frequently in order to profit from price differences in different markets, because short-term or other excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, each Fund reserves the right to refuse purchase orders for any reason, including when it believes that such order reflects an effort by the purchaser to "market time" a Fund. Although each Fund will use its best efforts to prevent "market timing" of its shares, there can be no assurance that it will always be successful.

METHODS OF BUYING

    (1)                 (2) TO OPEN AN ACCOUNT                  TO ADD TO AN EXISTING ACCOUNT
------------   ------------------------------------------  ------------------------------------------
By Telephone   You may not use telephone transactions      If you have elected "Telephone
               for your initial purchase of a Fund's       Privileges" by completing the applicable
               shares.                                     section of the Account Application Form,
                                                           call the Funds at 1-866-62-Bryce
                                                           (1-866-622-7923) to place your order. You
                                                           will then be able to move money from your
                                                           bank account to your Fund account upon
                                                           request. Only bank accounts held at
                                                           domestic institutions that are Automated
                                                           Clearing House ("ACH") members may be
                                                           used for telephone transactions.
                                                           Pre-established bank account information
                                                           will be required.

By Mail        Make your check payable to "Bryce Capital   Fill out the investment stub from an
               Funds." Forward the check and your          account statement, or indicate the Fund
               application to the address below. No        name and account number on your check.
               third party checks will be accepted. If     Make you check payable to "Bryce Capital
               your check is returned for any reason, a    Funds." Forward the check and stub to the
               $25 fee will be assessed against your       address below:
               account.

                                                           By Regular Mail/Overnight Delivery
               By Regular Mail/Overnight Delivery          Bryce Capital Funds
               Bryce Capital Funds                         c/o Gemini Fund Service, LLC
               c/o Gemini Fund Service, LLC                4020 South 147th Street
               4020 South 147th Street                     Omaha, NE  68137
               Omaha, NE  68137

               NOTE: The Funds do not accept cash, money   NOTE: The Funds do not accept cash, money
               orders, third party checks, credit card     orders, third party checks, credit card
               checks, traveler's checks, starter          checks, traveler's checks, starter
               checks, checks drawn on non-U.S. banks      checks, checks drawn on non-U.S. banks
               outside the U.S. or other checks deemed     outside the U.S. or other checks deemed
               to be high risk. The Funds do not           to be high risk. The Funds do not
               consider the U.S. Postal Service or other   consider the U.S. Postal Service or other
               independent delivery services to be their   independent delivery services to be their
               agents.                                     agents.

By Wire        Forward your application to "Bryce          Notify the Fund of an incoming wire by
               Capital Funds" at the address below, and    calling 1-866-62-Bryce (1-866-622-7923).
               call 1-866-62-Bryce (1-866-622-7923) to     Use the following instructions:
               obtain an account number. Wire funds
               using the instructions to the right.        First National Bank of Omaha
                                                           Omaha, NE  68102
               By Regular Mail/Overnight Delivery          ABA#: 104000016
               Bryce Capital Funds                         For Credit to: Bryce Capital Funds
               c/o Gemini Fund Service, LLC                DDA#: 110143093
               4020 South 147th Street                     FBO: (Name of Fund)
               Omaha, NE  68137                                 (Name/Title on the Account)
                                                                (Account Number)

                                                           Neither a Fund nor its agent is
                                                           responsible for the consequences of
                                                           delays resulting from the banking system
                                                           or from incomplete wiring instructions.

Automatic      Open a Fund account with one of the other   If you did not set up an Automatic
Investment     methods. If by mail, be sure to include     Investment Plan with your original
Plan           your checking account number on the         application, call the Funds at
               appropriate section of your application     1-866-62-Bryce (1-866-622-7923).
               and enclose a voided check with your        Additional investments (minimum of $100)
               initial purchase application.               will be taken from your checking account
                                                           automatically monthly or quarterly.

Through Your   You may contact your financial consultant   You may contact your financial consultant
Financial      to purchase shares. Your financial          to purchase shares. Your financial
Intermediary   consultant can tell you the time by which   consultant can tell you the time by which
               you must submit your order to be process    you must submit your order to be
               the same day.                               processed the same day.

By Internet    You may not open an account through the     You can purchase shares in an existing
               Bryce Capital's website                     account through Bryce Capital's website
               www.BryceCapital.com.                       www.BryceCapital.com. To establish
                                                           internet transaction privileges, you must
                                                           enroll through the website. You
                                                           automatically have the ability to
                                                           establish internet transaction privileges
                                                           unless you decline the privileges on the
                                                           New Account Application or the IRA
                                                           Application. Pre-established bank account
                                                           information will be required.

If you invest through a third party (rather than directly with Bryce Capital), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Third parties may receive payments from Bryce Capital in connection with their offering of a Fund's shares to their customers, or for other services. The receipt of such payments could create an incentive for the third party to offer a

Fund instead of other mutual funds where such payments are not received. Please consult a representative of your plan or financial institution for further information.

SELLING SHARES

You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order. See "Payment of Redemption Proceeds" for further information.

                            To Sell Some or All of Your Shares

By Telephone                Call the Funds at 1-866-62-Bryce
                            (1-866-62-7923) to place the order.
                            (Note: For security reasons, requests by telephone will be recorded.)

By Mail Send a letter instructing the respective Fund to redeem the dollar amount or number of shares you wish. The letter should contain the Fund's name, the account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter. For IRA accounts, requests submitted without an election regarding tax withholding will be subject to tax withholding. See "Signature Guarantees" below.

By Wire Call the Funds at 1-866-62-Bryce (1-866-62-7923) to request the amount of money you want. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.

By Systematic Withdrawal    The Funds offer shareholders a Systematic
Plan                        Withdrawal Plan. Call the Funds at
                            1-866-62-Bryce (1-866-62-7923) to obtain
                            information on how to arrange for regular monthly or quarterly fixed withdrawal payments. Note that this plan my deplete your investment and affect your income or yield.

Through Your Financial      Consult your account agreement for
Intermediary                information on redeeming shares.

By Internet                 You may redeem your shares through Bryce
                            Capital's web site www.BryceCapital.com.
                            Shares from an account in any of the
                            Trust's tax sheltered retirement plans
                            can not be redeemed through Bryce
                            Capital's web site. For complete
                            information regarding Internet
                            transactions, please see the following
                            section entitled "Transactions Through
                            www.BryceCapital.com".

TRANSACTIONS THROUGH WWW.BRYCECAPITAL.COM

You are not able to open an account through the web site. You may make additional purchases and redeem a Fund's shares through Bryce Capital's website www.brycecapital.com. To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user's agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the web site you must also have ACH instructions on your account.

Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the web site. Each Fund imposes a limit of $50,000 on purchase and redemption transactions through the web site. Transactions through the web site are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While each Fund and its service providers have established certain security procedures, each Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither Fund, nor the Funds' transfer agent or Bryce Capital will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

PAYMENT OF REDEMPTION PROCEEDS

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your order in good order. "Good order" means your letter of instruction includes:

      -     The name of the Fund

      -     The number of shares or the dollar amount of shares to be redeemed

      - Signatures of all registered shareholders exactly as the shares are registered

      -     The account number

Normally, redemptions will be processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. You may receive the proceeds in one of three ways:

      1. We can mail a check to your account's address. Normally, you will receive your proceeds within seven days after a Fund receives your request in good order, however your request may take up to seven days to be processed if making immediate payment would adversely affect a Fund. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

      2. We can transmit the proceeds by Electronic Funds Transfer ("EFT") to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

      3. For a $10 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Before selling recently purchased shares, please note that if the Fund's transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This procedure is intended to protect each Fund and its shareholders from loss.

Each Fund's transfer agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the transfer agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

REDEMPTION FEE

Each Fund is required by law to assess a redemption fee equal to 2% of the net amount of the redemption on the redemption of its shares that are held for less than 5 business days. Redemption fees will be paid to the respective Fund to help offset transaction costs.

Each Fund will use the first-in, first-out method to determine the 5-business day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 5 business days, the redemption fee will be assessed.

SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations:

      -     If you change ownership on your account

      - When you want the redemption proceeds sent to a different address than that registered on the account

      - If the proceeds are to be made payable to someone other than the account's owner(s)

      - Any redemption transmitted by federal wire transfer to a bank other than your bank of record

      - If a change of address request has been received by the transfer agent within the last 15 days

      -     For all redemptions of $50,000 or more from any shareholder account

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of national securities exchanges. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Funds (toll-free) at 1-866-62-Bryce (1-866-622-7923) before making the redemption request to determine what additional documents are required.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Funds (toll-free) at 1-866-62-Bryce
(1-866-622-7923) before making your request to determine what additional documents are required.

GENERAL TRANSACTION POLICIES

Each Fund reserves the right to:

      -     Vary or waive any minimum investment requirement.

      - Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

      - Reject or cancel any purchase or exchange request (but not a redemption request in good order) for any reason. Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).

      - Redeem all shares in your account if your balance falls below a Fund's minimum. If, within 60 days of a Fund's written request, you have not increased your account balance, you may be required to redeem your shares. A Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

      - Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund.

      - Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

      - Modify or terminate the exchange privilege after 60 days written notice to shareholders.

      - Reject any purchase, redemption or exchange request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to a Fund, the Fund's transfer agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. A Fund's transfer agent may request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements upon receipt and notify the Fund's transfer agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Fund at 1-866-62-Bryce (1-866-622-7923) for instructions.

Each Fund does not permit market timing because short-term or other excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, each Fund may reject any purchase order, including exchanges, from market timers or investors that, in the Bryce Capital's opinion, may be disruptive to a Fund. For these purposes, Bryce Capital may consider an investor's trading history in a Fund, and accounts under common ownership or control.

Each Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a Fund or a Fund's transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail the request to the Fund at the address listed under "Methods of Buying."

In an effort to minimize costs, each Fund will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call 1-866-62-Bryce (1-866-622-7923) to request individual copies of these documents. Each Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker/dealer or other financial organization for details.

EXCHANGE PRIVILEGES

An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of another Fund, which may have tax consequences. As a shareholder you have the privilege of exchanging shares of one Fund with the shares of another Fund. Before exercising your exchange right, read the Prospectus. However, you should note the following policies and restrictions governing exchanges:

            - Each Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

            - Each Fund may refuse any exchange purchase for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in Bryce Capital's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

            - The Fund you are exchanging into must be available in your state.

Each Fund may terminate or modify the exchange privilege in the future.

                           FEDERAL TAX CONSIDERATIONS

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective of either Fund, Bryce Capital will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when Bryce Capital's investment decisions will result in a negative tax consequence for a Fund's shareholders.

TAXES ON DISTRIBUTIONS

You will generally be subject to pay federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of a Fund. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. The rate of tax will depend on how long a Fund held the securities on which it realized the gains. All other distributions, including short-term capital gains, will be taxed as ordinary income. Each Fund sends detailed tax information to its shareholders about the amount and type of distributions by January 31st for the prior calendar year.

AVOID "BUYING A DIVIDEND"

If you buy shares when a Fund has realized buy not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

BACKUP WITHHOLDING

By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

      - Provide your correct social security or taxpayer identification number,

      -     Certify that this number is correct

      -     Certify that you are not subject to backup withholding, and

      - Certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

                             DISTRIBUTION OF SHARES

DISTRIBUTOR

Each Fund currently acts as its own distributor, and each Fund's shares are offered on a continuous basis.

DISTRIBUTION PLAN

On June 28, 2004, the Trust's Board of Trustees approved, on behalf of each Fund, a Plan of Distribution (the "12b-1 Plan") that will not be implemented until a later date, to be determined by the Board of Trustees. The 12b-1 Plan allows each Fund to pay distribution fees for the sale and distribution of its shares. Under the 12b-1 Plan, each Fund may pay Bryce Capital up to a maximum of 0.25% of the average daily net assets of that Fund for certain activities and expenses of selling that Fund's shares. Because the 12b-1 Plan expenses are paid by each Fund on an ongoing basis, over time, these fees will decrease your return and you may pay more than paying other types of sales charges. These expenses may cause long-term investors to pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. The Funds pass substantially all of their earnings along to their investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

LONG-TERM VS. SHORT-TERM CAPITAL GAINS:

      - Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

      - Short-term capital gains are realized on securities held less than one year and are part of your dividends.

Each Fund distributes dividends and capital gains annually, if any. These distributions will typically be declared in November or December and paid in November or December. The IRS requires you to report these amounts on your income tax return for the year declared.

You will receive distributions from each Fund in additional shares of that Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call 1-866-62-Bryce (1-866-622-7923) for instructions.

If you have elected to receive distributions in cash, and the postal or other deliver service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed check.

                           SHAREHOLDER PRIVACY NOTICE

The Trust collects nonpublic personal information about you from the following types of sources:

      -     information we receive from you on applications or other forms; and

      - information about your transactions with others, such as your financial advisor, or us.

The Trust will not disclose any nonpublic personal information about you or your account(s) to any non-affiliated third parties, except as permitted by law and only if one of the following conditions are met:

      -     the Trust receives your prior written consent;

      -     the Trust believes the recipient is your authorized representative;
            or

      - the Trust is permitted by law to disclose the information, including, but not limited to, the servicing of your account(s). If you decide to close your account(s) or become an inactive customer, the Trust will adhere to the privacy policies and practices as described herein.

The Trust restricts access to your personal and account information to those employees who need to know that information to provide you products or services. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

BRYCE CAPITAL FUNDS

Adviser                 Bryce Capital Management, LLC
                        2 Thornell Road
                        Pittsford, NY 14534

Legal Counsel           Blank Rome LLP
                        405 Lexington Ave.
                        New York, NY 10174

Independent Auditors    BDO Seidman, LLP
                        330 Madison Avenue
                        New York, NY 10017

Transfer Agent          Gemini Fund Services
                        4020 South 147th Street
                        Omaha, NE 68137

Custodian               Bank of New York
                        One Wall Street
                        New York, NY 10286

Additional information about the Trust and the Funds is included in the Statement of Additional Information, dated September 14, 2004 (the "SAI"). The SAI contains a more detailed, legal description of the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of the Prospectus even if you do not request a copy.

For a free copy of the SAI or for other information about the Trust or the Funds, please contact us at the address and telephone number below:

            Bryce Capital Management, LLC
            2 Thornell Road
            Pittsford, NY 14534
            1-866-62-Bryce (1-866-622-7923)

You may review and obtain information about the Trust or the Funds by visiting the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. (you may phone 1-202-942-8090 for the location and hours of operation) or the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file# 21575               pros 0304

                                                       Bryce Capital Growth Fund
                                                        Bryce Capital Value Fund

                                            EACH A SERIES OF BRYCE CAPITAL FUNDS

September 14, 2004

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Bryce Capital Funds (the "Trust"), dated September 14, 2004. You may obtain a copy of the Trust's Prospectus, free of charge, by writing to Bryce Capital Management, LLC ("Bryce Capital"), 2 Thornell Road, Pittsford, NY 14534, or by calling 1-866-62-Bryce
(1-866-622-7923).

BRYCE CAPITAL FUNDS
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 14, 2004

                                TABLE OF CONTENTS

THE TRUST................................................................      3
INVESTMENT POLICIES AND RESTRICTIONS.....................................      3
INVESTMENT ADVISER.......................................................      7
TRUSTEES AND OFFICERS....................................................      9
PRINCIPAL SHAREHOLDERS...................................................     14
PRINCIPAL SHAREHOLDERS...................................................     14
PERFORMANCE INFORMATION..................................................     15
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................     18
ANTI-MONEY LAUNDERING POLICY.............................................     19
PURCHASING AND REDEEMING SHARES..........................................     20
TAX INFORMATION..........................................................     20
PORTFOLIO TRANSACTIONS...................................................     23
CUSTODIAN................................................................     23
TRANSFER AGENT...........................................................     24
AUDITORS.................................................................     24
LEGAL COUNSEL............................................................     24
DISTRIBUTION PLAN........................................................     24
FINANCIAL STATEMENTS.....................................................     25

                                    THE TRUST

Bryce Capital Funds is a Delaware statutory trust organized on March 29, 2004 (the "Trust") that is registered with the U.S. Securities and Exchange Commission as an open-end management investment company. Currently, the Trust offers two diversified series: Bryce Capital Growth Fund (the "Growth Fund") and Bryce Capital Value Fund (the "Value Fund")(the Growth Fund and the Value Fund shall hereinafter collectively be referred to as the "Funds"). The Trust is governed by its Board of Trustees. Each Fund may issue an unlimited number of shares of beneficial interest having a $0.001 par value per share. All shares of each Fund shall have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the respective Fund and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

As a Delaware statutory trust, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act;
(2) changing fundamental investment objectives, policies, and restrictions of a Fund; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. Each Fund has the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

Each Fund has its own investment objective, strategies and policies that are more fully described herein and in the Prospectus. The Trust's Board of Trustees may start other series and offer shares of a new fund at any time.

Under the Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or the earlier of his or her death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the Investment Company Act of 1940, as amended (the "1940 Act") may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

                      INVESTMENT POLICIES AND RESTRICTIONS

Each Fund's investment objective and investment strategies are generally discussed in the Prospectus. This section provides additional information concerning the types of securities in which each Fund may invest, some of the risks associated with investments in those securities, and each Fund's investment restrictions. Each Fund is classified as a diversified management investment company, meaning that at least 75% of a Fund's total assets (valued at the time of investment) invested in cash and cash items, government securities, securities of other investment companies, and other securities. The principal types of securities in which each Fund may ordinarily invest is described in the Prospectus, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

COMMON STOCKS. Each Fund will ordinarily invest at least 80% of its net assets in common stock or securities convertible into common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.

CONVERTIBLE SECURITIES. The Growth Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Growth Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of Bryce Capital, the investment characteristics of the underlying common stock will assist the Growth Fund in achieving its investment objective. The Growth Fund may also elect to hold or trade convertible securities. In selecting convertible securities, Bryce Capital evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying common stock for capital appreciation. In evaluating these matters with respect to a particular convertible security, Bryce Capital considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

FOREIGN SECURITIES. Each Fund may invest up to 50% of its net assets in common stock of foreign issuers which are publicly traded on U.S. exchanges, either directly or indirectly in the form of American Depository Receipts (ADRs). Each Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities issued by a foreign corporation. Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Accordingly, there may be less publicly available information about the companies that issue these securities. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, nationalization of companies or industries. In addition, the dividend and interest payable on certain of the Funds' foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risks, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

COMPANIES WITH UNUSUAL VALUATIONS BASED ON MANY TRADITIONAL METHODS. The market prices of securities of companies that are growing very quickly and/or the securities of companies that investors believe are addressing large potential markets (such as Internet-related businesses) that may not have been realized may reflect unreasonable valuations based on traditional valuation techniques. Many of these types of companies have a low level of revenues relative to their market capitalization, and many are not yet profitable. Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income or profits, investments in their securities are accompanied by a substantial risk of loss because of their volatility and speculative nature. Numerous factors may cause the prices of these securities to fall precipitously, which may cause a Fund to sustain substantial losses on any investments in such companies. These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants' expectations regarding the potential markets, revenues, income or profitability for these types of companies.

MONEY MARKET FUNDS. Each Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds). As a shareholder of another registered investment company, each Fund would bear its respective pro rata portion of that Money Market Fund's advisory fees and other expenses. Such fees and expenses would be borne indirectly by a Fund's shareholders.

RESTRICTED AND ILLIQUID SECURITIES. Neither Fund will invest more than 15% of its net assets in securities that Bryce Capital determines, under the supervision of the Trust's Board of Trustees, to be illiquid and/or restricted. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of the lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, a Fund will not invest in such securities in excess of the limit set forth above.

TEMPORARY DEFENSIVE POSITION. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such times, a Fund may hold up to 100% of its portfolio in cash, cash equivalents, money market and U.S. Government securities or other investments deemed suitable by Bryce Capital. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO TURNOVER. The Growth Fund's portfolio turnover rate for the fiscal year ending June 30, 2005 is expected to be between 50% and 100%, and the Value Fund's portfolio turnover rate for the fiscal year ending on June 30, 2005 is expected to exceed 100%. Higher portfolio turnover activity typically results in higher brokerage costs to a Fund. In addition, higher portfolio turnover rates may result in higher rates of net realized capital gains to a Fund, which may increase the taxable gains incurred by its shareholders.

INVESTMENT RESTRICTIONS. The following is a list of each Fund's fundamental investment restrictions. Each Fund will not:

      1.    acquire securities of any one issuer that at the time of investment
            (a) represents more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

      2. invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

      3. borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

      4. underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

      5.    make margin purchases or short sales of securities;

      6. invest in companies for the purpose of management or the exercise of control;

      7. lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities);

      8. invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration;

      9. purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate;

      10.   issue senior securities; or

      11. invest in commodities, or invest in futures or options on commodities.

The investment restrictions listed above are fundamental policies, and may be changed only with the approval of a majority of the outstanding shares of the respective Fund. For purposes of these fundamental investment restrictions, the term "majority" of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of a Fund.

Each Fund has also adopted the following non-fundamental restrictions that may be changed by the Trust's Board of Trustees without shareholder approval. Each Fund may not:

      1. invest more than 15% of its net assets in securities that are not readily marketable;

      2. acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where acquisition results from a dividend or merger, consolidation or other reorganization;

      3. purchase more than 3% of the voting securities of any one investment company or invest more than 10% of a Fund's assets (valued at time of investment) in all investment company securities purchased by a Fund;

      4. pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost; or

      5. invest more than 10% of a Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts.

                               INVESTMENT ADVISER

Bryce Capital Management, LLC (the "Bryce Capital") was organized as a limited liability corporation under the laws of the State of New York in 1999 and registered as an investment adviser with the U.S. Securities and Exchange Commission in October, 2000. Bryce Capital provides financial management services to individuals, corporations, and professional organizations in New York and throughout the United States. As of June 30, 2004, Bryce Capital managed clients assets of approximately $85 million. Bryce Capital manages the investment portfolio of each Fund pursuant to an investment advisory agreement entered into with the Trust, on behalf of each Fund, dated June 28, 2004. Messrs. Lohouse and Sheidlower are the portfolio managers for each Fund. Messrs. Lohouse and Sheidlower are principals of Bryce Capital and Officers and Trustees of the Trust. Accordingly, Messrs. Lohouse and Sheidlower are considered "affiliated persons," as that term is defined in the 1940 Act ("Interested Persons").

INVESTMENT ADVISORY AGREEMENT. The Trust, on behalf of each Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Bryce Capital. Under the terms of the Advisory Agreement, Bryce Capital manages the investment operations of each Fund in accordance with each Fund's investment policies and restrictions. Bryce Capital furnishes an investment program for each Fund, determines what investments should be purchased, sold and held. At all times, Bryce Capital's actions on behalf of each Fund are subject to the overall supervision and review of the Trust's Board of Trustees. The Advisory Agreement provides that Bryce Capital shall not be liable for any loss suffered by any Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of Bryce Capital's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement. The Advisory Agreement may be continued from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust

("Non-Interested Trustees") cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of each Fund. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Pursuant to the Advisory Agreement, Bryce Capital receives a fee, calculated daily and paid monthly in arrears, at the annual rate of 1.00% of each Fund's average daily net assets.

Bryce Capital has contractually agreed to waive a portion of its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, at least until June 30, 2005, such that the total annual fund operating expenses, for both Funds, do not exceed 1.25% of average daily net assets, whether or not the distribution plan under Rule 12b-1 ("12b-1 Plan") is in effect, subject to possible recoupment from a Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE ADVISORY AGREEMENT

The Board of Trustees, including the Non-Interested Trustees, received materials specifically relating to the Advisory Agreement. These materials included (1) arrangements in respect of the distribution of each Fund's shares, (2) the procedures employed to determine the value of each Fund's assets, (3)Bryce Capital's management of the relationships with the Funds' custodian, (4) the resources devoted to each Fund's investment policies and restrictions, and (5) the nature, cost and character of non-investment management services provided by Bryce Capital.

Additional information was furnished by Bryce Capital including, among other items, information on and analysis of (a) the overall organization of Bryce Capital, (b) the choice of performance indices and benchmarks, (c) investment management staffing, (d) the potential for achieving further economies of scale,
(e) operating expenses paid to third parties, and (f) the information to be furnished to investors, including each Fund's shareholders. In considering the Advisory Agreement, the Trust's Board of Trustees, including the Non-Interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the Non-Interested Trustees, in connection with its approval of the Advisory Agreement include the following:

BENEFITS TO SHAREHOLDERS. The Board of Trustees, including the Non-Interested Trustees, considered the benefit to shareholders of investing in each Fund.

BRYCE CAPITAL'S PERSONNEL AND METHODS. The Board of Trustees, including the Non-Interested Trustees, reviewed the background of each Fund's portfolio managers and each Fund's investment objective and disciplines. Among other things they considered the size, education and experience of Bryce Capital's investment staff, its use of technology, and Bryce Capital's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

EXPENSES. The Board of Trustees, including the Non-Interested Trustees, considered each Fund's estimated expense ratio, and expense ratios of a peer group of comparable funds. It also considered the amount and nature of fees paid by shareholders.

ECONOMIES OF SCALE. The Board of Trustees, including the Non-Interested Trustees, considered whether there will be economies of scale in respect of the management of each Fund, and whether there is potential for realization of any further economies of scale.

CONCLUSION. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the Non-Interested Trustees, concluded that the advisory fee structures are fair and reasonable, that the overall arrangements provided under the terms of the Advisory Agreement were reasonable business arrangements, and that the Advisory Agreement should be approved.

The Advisory Agreement was approved for an initial term of two years, but may be continued from year to year thereafter so long as its continuance is approved at least annually:

      (a) by the vote of a majority of the Non-Interested Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval, and

      (b) by the Board of Trustees as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund.

The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Board of Trustees also reviewed Bryce Capital's Code of Ethics and compliance with Rule 17j-1 of the 1940 Act.

                              TRUSTEES AND OFFICERS

Overall responsibility for conduct of the Trust's affairs rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. The Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by record holders of at least 10% of a Fund's outstanding shares. The Trust's bylaws contain procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Trustees.

Non-Interested Trustees

                                                                         Principal Occupation
                                      Position(s)                        During the Past 5 Years         Number of Portfolios
                                       Held with            Trustee     and Trusteeship of Public        in the Fund Complex
      Name and Age                     the Trust             Since              Companies*               Overseen by Trustee
      ------------                     ---------             -----              ----------               -------------------
Pamela Evans, 46                        Trustee              2004                                                 2
Richard Ten Haken, 70                   Trustee              2004                                                 2
Robert Wayland-Smith, 60                Trustee              2004                                                 2

*     Please see each Board member's personal description below.

Interested Trustees

                                                                              Principal Occupation
                                        Position(s)                         During the Past 5 Years         Number of Portfolios
                                         Held with            Trustee      and Trusteeship of Public        in the Fund Complex
      Name and Age                       the Trust             Since               Companies*               Overseen by Trustee
      ------------                       ---------             -----               ----------               -------------------
Edmond Sheidlower, 37                Trustee, President        2004       Principal - Bryce Capital                  2
Dennis Lohouse, 50                   Trustee, Treasurer        2004       Principal - Bryce Capital                  2

*     Please see each Board member's personal description below.

DESCRIPTION OF THE BOARD OF TRUSTEES

Pamela Evans. Since 2003, Ms. Evans has acted as an independent management consultant and has provided marketing services to Eveready Battery Company, Ralston Purina, Union Carbide, Olympus America, and Esselte Pendaflex. Currently, Ms. Evans is providing services to Proctor and Gamble and the Gillette Company on strategic shopper based design initiatives. Prior to 2003, Ms. Evans served as a marketing executive at the Sentry Group where she played significant roles in increasing global sales and new product introduction. Ms. Evans has more than 23 years of sales, marketing and operating experience and has significant experience with innovative, durable and consumer packaged goods. In addition, Ms. Evans has provided strategic planning, brand building and revitalization in the marketplace.

Currently, Ms. Evans serves as a Member on the Board of Directors of The Humane Society at Lollypop Farm, The Little Theatre In Rochester and is a member of the Board of Advisors of Electri-Cord Manufacturing Company.

Robert Wayland-Smith. In 1998, Mr. Wayland-Smith retired from his position as the Senior Upstate Trust and Investment Division Executive for the Chase Manhattan Bank. Mr. Wayland-Smith joined Lincoln Rochester Trust Company (a predecessor of JPMorgan Chase & Co.) in 1967 as a management trainee in the portfolio and liability management department. During this 31-year career, Mr. Wayland-Smith served in a number of senior management positions including municipal dealership, portfolio and liability management, financial and investment services, and personal and institutional trust. In addition, Mr. Wayland-Smith served as President and CEO of the Rochester Division of JPMorgan Chase & Co. from 1988 through June 1993.

A native of Oneida, New York, Mr. Wayland-Smith graduated from the University of Rochester in 1965 with a Bachelor of Arts degree in Economics.

Active in a number of community and professional organizations, Mr. Wayland-Smith currently serves on the Board of Directors of the Greater Rochester Individual Practice Association, the Board of Trustees of Rochester Institute of Technology, the Board of Trustees of the Center for Governmental Research, Inc., Chair of the College Council at SUNY Geneseo, the Board of Trustees of the Oneida Community Mansion House, the Finance and Investor Relations Committee of the Greater Rochester Enterprise, the Prospect Research and Leadership Giving Committees of the United Way and the Development Committee of Hope Hall School.

Richard Ten Haken. Since 1992, Dr. Ten Haken has served as the President of Ten Haken & Associates, a consulting firm. Dr. Ten Haken has extensive experience in administration, financial management and policy development in the public and private sectors. Dr. Ten Haken served as a Director/Trustee of the JPMorgan mutual funds complex (formerly Chase Vista) representing 72 portfolios and over $100 billion in assets.

From 1972 until 1994, Dr. Ten Haken served as a Trustee for the New York State Teachers' Retirement System ("NYSTRS"). During that same time period, Dr. Ten Haken also served in several executive capacities to the NYSTRS which include, but are not limited to, the President, Chairman of the Board of Trustees, a member of the Executive Committee, the Chairman of the Finance and Investment, Audit and Accounting and Actuarial Committees.

Dr. Ten Haken served as Chief Executive Officer for B.O.C.E.S of Monroe and Orleans Counties from 1970 to 1993. In addition, Dr. Tan Haken has served as the School Superintendent for Rush-Henrietta and Ticonderoga Central school districts in New York.

Dr Ten Haken holds a Doctor of Education in Educational Administration and Finance and a Master of Science in Finance both from Syracuse University as well as a Bachelor of Arts in Economics and Business Administration from Hope College, Holland, Michigan.

Edmond D. Sheidlower, CMFC. Prior to co-founding Bryce Capital, Mr. Sheidlower spent 11 years in the investment business, the last 9 years at Chase Manhattan Bank. Mr. Sheidlower has over 15 years of investment experience. In his most recent position, Mr. Sheidlower was a portfolio manager in Chase's Personal Trust & Investment Asset Management Group, responsible for the management of over $300 million in client assets.

Prior to joining Chase's Personal Trust & Investment Asset Management Group, Mr. Sheidlower was a member of Chase's Institutional Asset Management team, where he served as Equity Research coordinator for the Upstate Regional Bank and was associate portfolio manager of Chase's equity mutual and collective funds.

Mr. Sheidlower holds a Bachelor of Arts degree in Economics from Hobart College in Geneva, New York, and has earned the Chartered Mutual Fund Counselor (CMFC) designation.

Dennis E. Lohouse, CFA. A founding partner of Bryce Capital, Mr. Lohouse began his career in the investment business as a securities analyst in the Equity Research department of Chase Manhattan Bank in 1986. In 1987, Mr. Lohouse was appointed Director of Research with responsibility for stock research and trading. In that same year, Mr. Lohouse became co-manager of the Trinity Equity Trust; a $200 million diversified equity fund.

In 1990, Mr. Lohouse moved to Chase's investment banking group and specialized in valuations of corporations and closely held businesses. Early in 1992, Mr. Lohouse was named Manager of Chase's Institutional Investment Group. In 1994, Mr. Lohouse assumed responsibility for all Upstate Corporate and Institutional businesses and was appointed Chief Investment Officer in January of 1995. Mr. Lohouse was also a Managing Director and a registered principal of Chase Securities Inc.

Mr. Lohouse holds an MBA in Finance and Accounting from the William E. Simon School at the University of Rochester, an MS in Economics and a BA in Psychology both from the State University of New York at Buffalo. Mr. Lohouse has earned the Chartered Financial Analyst (CFA) designation and is a member of the American Society of Appraisers, the Treasury Management Association and the International Association of Financial Planners.

Mr. Lohouse is currently a member of the Board of Directors and serves on the Executive Committee of the Rochester Area Community Foundation and formerly served as chairman of its investment committee.

BOARD COMMITTEES

Audit Committee/Qualified Legal Compliance Committee

The members of the Audit Committee of the Board of Trustees are Mr. Wayland-Smith and Dr. Ten Haken, each a Non-Interested Trustee. Mr. Wayland-Smith is the chairperson of the Audit Committee. The Audit Committee oversees the Trust's financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public accountants and plans to meet at least annually.

The Audit Committee will also serve as the Trust's Qualified Legal Compliance Committee ("QLCC"). The QLCC will receive all reports concerning a material violation of a securities law and will appropriately respond to these inquiries and reports. An attorney who becomes aware of evidence of a material violation by the Trust, or any officer, Trustee, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) of the Sarbannes-Oxley Act of 2002, as amended (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities).

Nominating Committee

The members of the Nominating Committee of the Board of Trustees are Ms. Evans and Mr. Wayland-Smith, each a Non-Interested Trustee. Ms. Evans is the chairperson of the Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is from time to time considered necessary or appropriate. The Nominating Committee will consider shareholder nominees. Shareholders should send their nominees in writing to the attention of the President at the address of the Trust.

Valuation Committee

The members of the Valuation Committee of the Board of Trustees are Dr. Ten Haken, Mr. Wayland-Smith and Ms. Evans, each a Non-Interested Trustee. Mr. Wayland-Smith is the chairperson of the Valuation Committee. The Valuation Committee is responsible for monitoring the valuation of portfolio securities and other investments, and, as required by the Trust's valuation policies, when the Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors.

TRUSTEE OWNERSHIP OF FUND SHARES The following table shows each Trustee's beneficial ownership of shares of each Fund and, on an aggregate basis, of shares of both Funds currently comprising the complex overseen by the Trustee. Information is provided as of June 28, 2004.

NON-INTERESTED TRUSTEES

                            Dollar Range of
                          Growth Fund Shares       Dollar Range of Value Fund    Aggregate Dollar Range of Shares of
   Name of Trustee         Owned by Trustee         Shares Owned by Trustee         All Funds Overseen by Trustees
   ---------------         ----------------         -----------------------         ------------------------------
Pamela Evans                       0                           0                                  0

Richard Ten Haken                  0                           0                                  0

Robert Wayland-Smith               0                           0                                  0

TRUSTEE COMPENSATION No Trustee or officer of the Trust will receive any compensation for providing such services to the Trust for each Fund's first full year of operation.

CODES OF ETHICS

The Trust and Bryce Capital each have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Code of Ethics, the Trustees are permitted to invest in securities that may also be purchased by each Fund.

In addition, the Trust has adopted a Code of Ethics which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the U.S. Securities and Exchange Commission and in other public communications made by a Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this code to an appropriate person or persons identified in the code; and v) accountability for adherence to the code.

PROXY VOTING POLICIES

Bryce Capital provides a voice on behalf of shareholders of each Fund. Bryce Capital views the proxy voting process as an integral part of the relationship with the Funds. Bryce Capital is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, each Fund delegates its authority to vote proxies to Bryce Capital, subject to the supervision of the Board of Trustees. Each Fund, through Bryce Capital, will conduct a thorough review of and analysis of the underlying company's proxy statements and vote proxies in accordance with a Fund's Proxy Voting Policies and Procedures ("Policies and Procedures"), as summarized below. The fundamental purpose of the Policies and Procedures is to ensure that each vote will be in a manner that reflects the best interest of each Fund and its shareholders, and that maximizes the value of the Fund's investment.

POLICIES AND PROCEDURES

The Policies and Procedures recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term strategic direction. Accordingly, the Trust believes that the recommendation of management on most issues deserves weight in determining how proxy issues should be voted. The company's position, however, will not be supported in any situation where Bryce Capital reasonably believes that it is not in the best interest of a Fund. It is anticipated that most votes will be consistent with the guidelines set forth in the Policies and Procedures; however, Bryce Capital may occasionally take an independent view on certain issues and vote differently. Votes inconsistent with the Policies and Procedures are reviewed by the Board of Trustees for reasonableness.

Certain of the Trust's proxy voting guidelines as set forth in the Policies and Procedures are summarized below:

      -     vote AGAINST proposals to require supermajority shareholder vote,

      - vote FOR shareholder proposals to ask a company to submit its poison pill for shareholder ratification,

      - vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating their duty of care.

Although many proxy proposals can be voted in accordance with the Trust's Policies and Procedures, some proposals (such as votes on proposals regarding director nominees or votes on compensation plans for directors) will require special consideration, and Bryce Capital will make a decision on a case-by-case basis in these situations.

CONFLICTS OF INTEREST

Occasionally, Bryce Capital may be subject to conflicts of interest in the voting of a Fund's proxies due to business or personal relationships. In most cases, to the extent that there is little or no discretion to deviate from a Fund's Policies and Procedures on the proposal in question, proxies will be voted in accordance with such pre-determined guidelines. In other situations, Bryce Capital may defer to the voting recommendation of either the Trust's Audit Committee, a non-conflicted party, an independent third party proxy voting service provider; or in consultation with legal counsel, to determine the appropriate method to resolve the conflict of interest.

MORE INFORMATION

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2005) will be available without charge, upon request by calling toll-free, 1-866-62-Bryce (1-866-622-7923) or by accessing the U.S. Securities and Exchange Commission's website at www.sec.gov. In addition, a copy of the Trust's Policies and Procedures are also available by calling 1-866-62-Bryce (1-866-622-7923) and will be sent within three business days of receipt of a request.

                             PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of September 14, 2004, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Fund. As of September 14, 2004, other than the initial shareholder, there were no persons who own of record or beneficially 5% or more of the outstanding shares of a fund.

                             PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

Each Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in a Fund and the ending value of that account measured by then current net asset value of the Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of a Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

(1/N)
T = (ERV/P) - 1

Where:

T   = average annual total return.

P   = a hypothetical initial payment of $1,000.

n   = number of years.

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion).

Each Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) - 1

Where:

C        = Cumulative Total Return

P        = a hypothetical initial investment of $1,000

ERV      = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the U.S. Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)(n) = ERV

Where:

P      = a hypothetical $1,000

T      = average annual total return

n      = number of years

ERV    = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

"Average annual total return after taxes on distributions," as defined by the U.S. Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)(n) = ATV(D)

Where:

P        = a hypothetical $1,000 initial investment

T        = average annual total return (after taxes on distributions)

n        = number of years

ATV(D)   = ending value at the end of the applicable period of the
           hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

"Average annual total return after taxes on distributions and redemption," as defined by the U.S. Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)(n) = ATV(DR)

Where:

P          = a hypothetical $1,000 initial investment

T          = average annual total return (after taxes on distributions and redemption)

n          = number of years

ATV(DR)    = ending value at the end of the applicable period of the
             hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

From time to time, in reports and promotional literature, each Fund's performance may be compared to: (1) other groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (2) the Consumer Price Index (measure for inflation), which may be used to assess the real rate of return from an investment in each Fund; (3) other government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) Alexander Steele's Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (5) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar's rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

In addition, the performance of each Fund may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of each Fund's holdings.

The performance of the indices that may be used as benchmarks for each Fund's performance, unlike the returns of each Fund, do not include the effect of paying brokerage costs (for equity securities) and other transaction costs that investors normally incur when investing directly in the securities in those indices.

The Trust may also illustrate a particular Fund's investment returns or returns in general by graphs and charts, that compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      Subject to the general supervision of the Trust's Board of Trustees, Bryce Capital is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. Bryce Capital is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

      In purchasing and selling each Fund's portfolio securities, it is Bryce Capital's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, their expertise in particular markets and the brokerage and research services they provide to Bryce Capital or a Fund. It is not the policy of Bryce Capital to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

      Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

      For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by a Fund. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

      With respect to equity and fixed income securities, Bryce Capital may effect principal transactions on behalf of a Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. The prices a Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Bryce Capital may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

      Bryce Capital receives a wide range of research services from broker-dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund's assets are likely to be invested. Bryce Capital cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, Bryce Capital may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to Bryce Capital by or through brokers.

      Certain broker-dealers, which provide quality execution services, also furnish research services to Bryce Capital. Bryce Capital has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, Bryce Capital may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. Bryce Capital may also consider sales of a Fund's shares as a factor in the selection of broker-dealers.

      Portfolio securities will not be purchased from or sold to Bryce Capital or any affiliated person acting as principal, except to the extent permitted by rule or order of the U.S. Securities and Exchange Commission.

                          ANTI-MONEY LAUNDERING POLICY

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA Patriot Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that each Fund's transfer agent has established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions will be made at net asset value. Each Fund's net asset value ("NAV") is determined on days on which the New York Stock Exchange ("NYSE") is open for trading. For purposes of computing the net asset value of a share of a Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by Bryce Capital, subject to the review and supervision of the Trust's Board of Trustees. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order. Each Fund is open for business on each day that the NYSE is open. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Each Fund's share price or NAV per share is normally determined as of 4:00 p.m., Eastern time. Each Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. A Fund's liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since each Fund does not charge sales loads or deferred sales loads, the NAV is the offering price for shares of a Fund.

                                 TAX INFORMATION

IN GENERAL

The following discussion is a summary of certain federal income tax considerations generally affecting the Trust, the Funds, and the actual or prospective shareholders of one or more of the Funds. The discussion does not purport to be a complete discussion of the federal income tax consequences of an investment in a Fund and is not intended to constitute tax advice to any person. The discussion does not address the tax consequences of investing in any Fund under the laws of any state or local government, or the laws of any foreign jurisdiction. The discussion below does not apply to any specific category of investor or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or

401(k) plan. PERSONS WHO INVEST OR ARE CONSIDERING INVESTING IN A FUND ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

2003 TAX ACT. On May 28, 2003, the President signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA). Among other changes, the JGTRRA includes provisions that accelerate the reduction in federal income tax rates applicable to individuals in the 27%, 30%, 35%, and 38.6% rate brackets to 25%, 28%, 33%, and 35%, respectively, accelerate the increase in the taxable income levels of the 10% rate bracket from $6,000 to $7,000 (for unmarried individuals) and $12,000 to $14,000 (for married individuals filing jointly), reduce the maximum capital gains rates applicable to individual taxpayers from 20% to 15%, and reduces the tax rate applicable to certain dividends by taxing these dividends at long-term capital gains rates, rather than ordinary income rates. The changes applicable to individual taxpayers in the 10% rate bracket are scheduled to expire for taxable years beginning after December 31, 2004.

DISTRIBUTIONS OF NET INVESTMENT INCOME. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of each Fund, constitutes each Fund's net investment income from which dividends may be paid to you. The JGTRRA permits a Fund to pass-through to its shareholders who are individuals, to be taxed at the applicable capital gains rates, "qualified dividends" a Fund receives. A "qualified dividend" for this purpose is generally a dividend a Fund receives from a corporation organized under U.S. law, the law of a U.S. possession, or the law of a foreign country (other than a corporation that is a "foreign personal holding company," foreign investment company," or "passive foreign investment company") in the year, or the year immediately preceding the year, in which the corporation distributes the dividend to a Fund if the foreign country has an income tax treaty with the U.S. that contains an "adequate" information sharing provision. It is anticipated that the U.S. Treasury Department will provide guidance in the future on what constitutes an "adequate" provision. A special transitional rule will apply to most individuals for their 2003 tax year.

Shareholders who are not citizens or residents of the U.S. and certain foreign entities may be subject to U.S. withholding tax on distributions a Fund makes.

CAPITAL GAIN DISTRIBUTIONS. Each Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. The reduced rate applicable to net capital gains by reason of JGTRRA, discussed above, applies to capital gain dividends (net long-term capital gains over short-term capital losses) paid by a registered investment company from the sale of portfolio securities occurring on and after May 6, 2003. Distributions from net short-term capital gains are taxable to you as ordinary income and do not qualify for the reduced rates applicable to long-term capital gains, but are eligible for the reduced ordinary income rates applicable to individuals under JGTRRA. Any net capital gains a Fund realizes generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on a Fund.

AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. Each Fund will inform you of the amount of your income dividends (including "qualified dividends" if you are an individual) and capital gain distributions at the time they are paid, and will advise you of its tax status for Federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a

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full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund intends to elect and qualify or has elected and qualified to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for each Fund if it determines this course of action to be beneficial to shareholders. In that case, each Fund would be subject to federal corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of a Fund's earnings and profits.

EXCISE TAX DISTRIBUTIONS REQUIREMENTS. To avoid Federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

-     98% of its taxable ordinary income earned during the calendar year;

- 98% of its capital gain net income earned during the twelve month period ending October 31; and

- 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTIONS. Redemptions (including redemptions in kind) and exchanges of a Fund's shares are taxable transactions for federal income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that, within 30 days before or after the date on which you redeem your shares, you buy other shares in a Fund (through reinvestment of dividends or otherwise). Any loss disallowed under these rules is added to your tax basis in your newly acquired shares.

DEFERRAL OF BASIS. If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the same Fund within 90 days of buying the original shares, the sales charge that might otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

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U.S. GOVERNMENT SECURITIES. The income earned on certain U.S. government securities is exempt from state and local income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund.

DIVIDENDS RECEIVED DEDUCTION. For corporate shareholders, it is anticipated that a portion of the dividends paid by certain funds will qualify for the dividends-received deduction (an "eligible dividend"). Corporate shareholders may be allowed to deduct these eligible dividends, thereby reducing the tax that they otherwise would be required to pay. The dividends-received deduction is available only with respect to eligible dividends designated by a Fund as qualifying for this treatment. Eligible dividends generally are limited to dividends a domestic corporation distributes to a Fund. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

Each of the investments described above is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by a Fund and distributed to you.

BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of a Fund. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer's regular Federal income tax liability.

                             PORTFOLIO TRANSACTIONS

Each Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it is possible that the rate of portfolio turnover may be substantial. The Growth Fund's annual portfolio turnover rate is expected to range between 50%-100% under normal conditions, and the Value Fund's annual portfolio turnover rate is expected to exceed 100%. High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes. Decisions to buy and sell securities for each Fund are made by Bryce Capital, subject to review by the Trust's Board of Trustees. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of Bryce Capital to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are Bryce Capital's evaluation of the broker's efficiency in executing and clearing transactions.

                                    CUSTODIAN

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The Bank of New York, One Wall Street, New York, NY 10286 has been retained to act as custodian for each Fund's investments. As custodian, the Bank of New York acts as each Fund's depository, keeps safe its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                                 TRANSFER AGENT

Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 ("Gemini"), acts as transfer, dividend disbursing, and shareholder servicing agent for each Fund pursuant to a written agreement with the Trust, on behalf of each Fund, approved by the Board of Trustees on June 28, 2004. Under the agreement, Gemini is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

                                    AUDITORS

BDO Seidman, LLP, 330 Madison Avenue, New York, NY 10017 has been selected as the Trust's independent auditors as of June 28, 2004. BDO Seidman, LLP will perform an annual audit of each Fund's financial statements.

                                  LEGAL COUNSEL

Blank Rome, LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-0208 acts as legal counsel to the Trust.

                                DISTRIBUTION PLAN

On June 28, 2004, the Trust's Board of Trustees approved, on behalf of each Fund, a Plan of Distribution (the "Rule 12b-1 Plan") which will not be implemented until a later date, to be determined by the Board of Trustees, pursuant to appropriate resolutions of the Trustees of the Trust and in accordance with the requirements of Rule 12b-1 promulgated under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. The Rule 12b-1 Plans permit each Fund to finance certain activities which are primarily intended to sell each Fund's shares, provided the categories of expenses are approved in advance by the Board of Trustees of the Trust and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Rule 12b-1 Plans are in effect. The Rule 12b-1 Plans were adopted to facilitate the sale of a sufficient number of shares to allow the Funds to achieve economic viability.

The Rule 12b-1 Plans provide that each Fund will pay a fee to Bryce Capital at an annual rate of 0.25% of each Fund's average daily net assets. The fee is paid as reimbursement for expenses incurred for distribution-related activities.

Activities covered by the Rule 12b-1 Plans include:

      (1)   the advertising and marketing of shares of each Fund;

      (2) preparing, printing and distributing prospectuses and sales literature to prospective shareholders, brokers or administrators; and

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      (3)   implementing and operating the Rule 12b-1 Plans.

The Rule 12b-1 Plans must be renewed annually by the Board of Trustees, including a majority of the Non-Interested Trustees who have no direct or indirect financial interest in the operations of the Rule 12b-1 Plans, cast in person at a meeting called for that purpose. It is also required that the Non-Interested Trustees select and nominate other Non-Interested Trustees.

The Rule 12b-1 Plans and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval by a majority of each Fund's outstanding shares. All material amendments to the Rule 12b-1 Plans or any related agreements must be approved by a vote of the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Bryce Capital is required to report in writing to the Board of Trustees, at least quarterly, on the amounts and purpose of any payment made under the Rule 12b-1 Plans. Bryce Capital is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Trustees to make an informed determination of whether the Rule 12b-1 Plans should be continued.

As long as the Rule 12b-1 Plans are in effect, the nomination of the Trustees who are not interested persons of the Trust must be committed to the discretion of the Non-Interested Trustees.

                              FINANCIAL STATEMENTS

The Statement of Assets and Liabilities indicating the seed capital of the Trust as audited by BDO Seidman, LLP. is available upon request.

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